UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 16, 2004


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-07699                         95-1948322
(State or other        (Commission File                (IRS Employer
jurisdiction of            Number)                      Identification
incorporation)                                          Number)


              3125 Myers Street, Riverside, California    92503-5527
              (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code: (951) 351-3500

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


Item 8.01. Other Events.

On September 16, 2004 Fleetwood Enterprises, Inc. issued two press releases. One press release announced the promotion of three senior executives. The other announced the pending retirement of its General Counsel, Forrest D. Theobald, in April 2005, to be succeeded by Leonard J. McGill in accordance with the Company' succession plan. The press releases are attached as Exhibits 99.1 and 99.2, respectively.

Item 9.01 Financial Statements and Exhibits

     (a)  Inapplicable

     (b)  Inapplicable

     (c)  Exhibits

      99.1  Press release of Fleetwood Enterprises, Inc. dated September 16,
2004.
      99.2  Press release of Fleetwood Enterprises, Inc. dated September 16,
2004.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FLEETWOOD ENTERPRISES, INC.
                                   (Registrant)



Date:  September 16, 2004              By:   /s/  Leonard J. McGill
                                        ----------------------------
                                       Leonard J. McGill
                                       Senior Vice President and
                                       Chief Governance Officer